BANK MIDWEST

1111 Main, Suite 1600
Kansas City, Missouri 64105

Phone (816) 471-9800
Fax (816) 472-5668

September 1, 2009

Todd Daniels
Elecsys Corporation
846 N. Martway Ct.
Olathe, KS 66061

Mr. Daniels:

Bank Midwest has agreed to waive the Funded Debt to EBITDA loan covenant violation for the period ending July 31, 2009. The waiver fee is $15,000. The next loan covenant testing date will be October 31, 2009.

Please give me a call if you have any questions.

Sincerely,

Brian Bower
Vice President – Commercial Lending